UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2003



                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)



                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.            Exhibit Description
                  -----------            -------------------

                  99                     Press Release dated November 13, 2003.


Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

         All American Semiconductor, Inc. (the "Company") announced its third quarter results for the period ended September 30, 2003. A copy of the Company's press release issued on November 13, 2003 concerning the foregoing is furnished as part of this report pursuant to Item 12 of this Form 8-K.






                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ALL AMERICAN SEMICONDUCTOR, INC.



Date: November 13, 2003                   By: /s/ HOWARD L. FLANDERS
                                              --------------------------------
                                              Howard L. Flanders
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


                  Exhibit No.            Exhibit Description
                  -----------            -------------------

                  99                     Press Release dated November 13, 2003.